UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2026

Non-Invasive Monitoring Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-13176	59-2007840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd., Suite 180, Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

(305) 575-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $0.01 per share	NIMU	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Third Amendment to 2021 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, Non-Invasive Monitoring Systems, Inc. (“NIMS”) entered into the Third Amendment to that certain Promissory Note dated October 4, 2021 in the principal amount of $75,000.00 with Frost Gamma Investments Trust (the “2021 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2021 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the 2021 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2021 Frost Gamma Note and does not purport to be complete. Please refer to the Third Amendment to the 2021 Frost Gamma Note, which is attached as Exhibit 10.1 for its full terms.

Third Amendment to 2021 Hsiao Promissory Note

On January 5, 2026, NIMS entered into the Third Amendment to that certain Promissory Note dated October 4, 2021 in the principal amount of $75,000.00 with Dr. Jane Hsiao (the “2021 Hsiao Note”), NIMS’ Chairman of the Board and Interim Chief Executive Officer and a beneficial owner in excess of 10% of our common stock. The maturity date on the 2021 Hsiao Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the 2021 Hsiao Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2021 Hsiao Note and does not purport to be complete. Please refer to the Third Amendment to the 2021 Hsiao Note, which is attached as Exhibit 10.2 for its full terms.

Third Amendment to 2022 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, NIMS entered into the Third Amendment to that certain Promissory Note dated September 16, 2022 in the principal amount of $75,000.00 with Frost Gamma Investments Trust (the “2022 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2022 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the 2022 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2022 Frost Gamma Note and does not purport to be complete. Please refer to the Third Amendment to the 2022 Frost Gamma Note, which is attached as Exhibit 10.3 for its full terms.

Third Amendment to 2022 Hsiao Promissory Note

On January 5, 2026, NIMS entered into the Third Amendment to that certain Promissory Note dated September 16, 2022 in the principal amount of $75,000.00 with Dr. Jane Hsiao (the “2022 Hsiao Note”), NIMS’ Chairman of the Board and Interim Chief Executive Officer and a beneficial owner in excess of 10% of our common stock. The maturity date on the 2022 Hsiao Note was amended December 31, 2025 until June 30, 2026. No other provisions of the 2022 Hsiao Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2022 Hsiao Note and does not purport to be complete. Please refer to the Third Amendment to the 2022 Hsiao Note, which is attached as Exhibit 10.4 for its full terms.

Second Amendment to 2023 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, NIMS entered into the Second Amendment to that certain Promissory Note dated August 15, 2023 in the principal amount of $200,000.00 with Frost Gamma Investments Trust (the “2023 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2023 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the 2023 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the 2023 Frost Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the 2023 Frost Gamma Note, which is attached as Exhibit 10.5 for its full terms.

Second Amendment to September 2024 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, NIMS entered into the Second Amendment to that certain Promissory Note dated September 25, 2024 in the principal amount of $25,000.00 with Frost Gamma Investments Trust (the “September 2024 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the September 2024 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the September 2024 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the September 2024 Frost Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the September 2024 Frost Gamma Note, which is attached as Exhibit 10.6 for its full terms.

Second Amendment to October 2024 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, NIMS entered into the Second Amendment to that certain Promissory Note dated October 23, 2024 in the principal amount of $30,000.00 with Frost Gamma Investments Trust (the “October 2024 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the October 2024 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the October 2024 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the October 2024 Frost Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the October 2024 Frost Gamma Note, which is attached as Exhibit 10.7 for its full terms.

Second Amendment to January 2025 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, NIMS entered into the Second Amendment to that certain Promissory Note dated January 23, 2025 in the principal amount of $40,000.00 with Frost Gamma Investments Trust (the “January 2025 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the January 2025 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the January 2025 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the January 2025 Frost Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the January 2025 Frost Gamma Note, which is attached as Exhibit 10.8 for its full terms.

First Amendment to August 2025 Frost Gamma Investments Trust Promissory Note

On January 5, 2026, NIMS entered into the First Amendment to that certain Promissory Note dated August 27, 2025 in the principal amount of $25,000.00 with Frost Gamma Investments Trust (the “August 2025 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, a current director, which beneficially owns in excess of 10% of our common stock. The maturity date on the August 2025 Frost Gamma Note was amended from December 31, 2025 until June 30, 2026. No other provisions of the August 2025 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the August 2025 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the August 2025 Frost Gamma Note, which is attached as Exhibit 10.9 for its full terms.

Promissory Noted dated January 2, 2026 in the Amount of $100,000.

On January 2, 2026, NIMS entered into a Promissory Note in the principal amount of $100,000.00 with Frost Gamma Investments Trust (the “2026 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of NIMS’ common stock. The interest rate payable by NIMS on the 2026 Frost Gamma Note is 11% per annum, payable on the maturity date of June 30, 2026. The 2026 Frost Gamma Note may be prepaid in advance of the June 30, 2026 maturity date without penalty.

The foregoing is only a brief summary of some of the terms of the 2026 Frost Gamma Note and does not purport to be complete. Please refer to the 2026 Frost Gamma Note, which is attached as Exhibit 10.10 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated October 4, 2021.

10.2	Third Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Jane Hsiao, dated October 4, 2021.

10.3	Third Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 16, 2022.

10.4	Third Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Jane Hsiao, dated September 16, 2022.

10.5	Second Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated August 15, 2023.

10.6	Second Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 25, 2024.

10.7	Second Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated October 23, 2024.

10.8	Second Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated January 23, 2025.

10.9	First Amendment dated January 5, 2026 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated August 27, 2025.

10.10	Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust dated January 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

January 7, 2026	By:	/s/ James J. Martin
	Name:	James J. Martin
	Title:	Chief Financial Officer